Divider slide 29 September, 2020 Third Quarter Results Conference Call November 3, 2021

1 Safe Harbor Statement -1- This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “ believe,”“ anticipate,”“ expect,”“ estimate,”“ intend,”“ project,” “plan,” “will be, ”be, ”will likely continue, ”continue,” “will likely result” or words or phrases of similar meaning. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. The forward- looking statements in this presentation include statements about our strategic imperatives and priorities, and our focus thereon; our ability to capitalize on our geographic footprint to grow our national dealer and home center customer markets; our local entrepreneurial initiatives; our focus on reducing non-essential costs and our ability to, and the potential success of, investing in resources to support strategic sales growth; our market and business outlook, including the outlook for the residential housing construction markets, and trends in wood-based commodity prices; trends in deurbanization, housing inventory and prices; trends in residential repair and remodel activity; the influence of wood-based commodity price inflation on specialty product sales; our efforts to manage commodity price volatility and the potential success thereof; and the COVID-19 pandemic and our response thereto, including statements about the potential trajectory of the pandemic and its potential effects. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward- looking statements. Factors that may cause these difference include, among other things: pricing and product cost variability; volumes of product sold; changes in the prices, supply, and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; increases in petroleum prices; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; business disruptions; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; our level of indebtedness and our ability to incur additional debt to fund future needs; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating our business; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; changes in our product mix; shareholder activism; potential acquisitions and the integration and completion of such acquisitions; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the possibility that we could be the subject of securities class action litigation due to stock price volatility; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Executive Summary

Market Update and Third Quarter 2021 Performance

Market Conditions

- **Single-family residential housing remains strong.** Q3 single-family housing starts up year over year. Favorable mortgage rates, low housing inventory and deurbanization support positive housing trends
- **Commodity wood prices nearing historical averages.** Framing Lumber Composite on 10/29 was $588/MBF compared to 5-year historical average of ~$500/MBF. Structural Panel Composite on 10/29 was $652/MSF compared to 5-year historical average of ~$550/MSF
- **Builders' Confidence Index remains elevated.** NAHB Builders' Confidence Index 60% above the 20-year average at 80 as of October 2021
- **Remodeling activity continues to strengthen.** LIRA Index and NAHB both indicate continued robust R&R momentum with LIRA reaching record levels in Q3 of this year
- **Economic measures trending positively.** National unemployment rate down to 4.8% in September, a 300-basis point improvement from September 2020. 30-year fixed mortgage rates continue to stay at historically low levels

Note: All comparisons versus the prior-year period unless otherwise noted

Q3 2021 BlueLinx Performance

$ Millions

- **Strong Cash Flow generation.** Operating Cash Flow of $104M and Free Cash Flow of $102M primarily driven by the sequential reduction in receivables
- **Enhanced liquidity with continued deleveraging.** Excess availability and cash increased to $352M as of quarter end; Reduced net debt by $84M, or 14%, year over year
- **Double-digit sales growth.** Net sales grew 11%, or $100M to $971M
- **Mix shift toward higher specialty products.** Specialty net sales of $641M, accounting for 66% of total net sales; Specialty gross margin +560 bps to 23.0%
- **Disciplined cost controls.** Maintaining strong cost discipline; SG&A lower by $4M, or 5%, year over year
- **Profitability.** Net income of $47M; earnings per diluted share of $4.74; Adjusted EBITDA of $79M with Adjusted EBITDA Margin of 8%

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BlueLinx
America's Building Products Distributor

3 Single-Family Housing Demand Our business is correlated to single-family housing starts (SFHS) -3- Total U.S. Monthly Single-Family Residential Home Supply Months of inventory(2) NAHB “Builders’ Confidence” Market Index Composite index(4) Builders’ confidence reached a 35-year high in Nov-20 and remains elevated 50-year average 2021 SFHS annual estimate ~35% below the prior cyclical peak achieved in 2005 20-year average 20-year average 30 Year Fixed Mortgage Rates As of Sept 2021(3) - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 E 20 22 E 20 23 E 20 24 E Total U.S. Single Family Housing Starts Housing starts in thousands(1) 0 2 4 6 8 10 12 14 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 0 10 20 30 40 50 60 70 80 90 100 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 16.6% 2.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 19 80 19 82 19 84 19 86 19 88 19 90 19 92 19 94 19 96 19 98 20 0 0 20 0 2 20 0 4 20 0 6 20 0 8 20 10 20 12 20 14 20 16 20 18 20 20 20 22 P 20 24 P 40-year average • 2021 SFHS forecasted at 1.1 million units; 8% above 50- year average. Further growth expected over next two years(1) • Builders’ Confidence remains positive; well above the 20-year average at 80 • Average U.S. home prices currently 20% higher than a year ago; double-digit percent growth predicted for full year 2021(1) • Low mortgage rates continue to support market demand (1) Source: Historical data is U.S. Census Bureau; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. (4) Source: NAHB. The months' supply is the ratio of houses for sale to houses sold. This statistic provides an indication of the size of the for-sale inventory in relation to the number of houses currently being sold. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. The NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes.

4 Residential Repair & Remodel Activity Remains Healthy Elevated Repair & Remodel activity continues -4- U.S. Private Residential Construction Put-In-Place (CPP) Dollars in millions(2) LIRA Remodeling Activity Index TTM Moving Total - Dollars in Billions(3) Total Installed Base of U.S. Homes, Including Renter and Owner-Occupied Homes Homes in millions(1) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 1Q 0 0 1Q 0 1 1Q 0 2 1Q 0 3 1Q 0 4 1Q 0 5 1Q 0 6 1Q 0 7 1Q 0 8 1Q 0 9 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 1Q 22 (P ) • Annual U.S. Homes installed base forecast expects continued increases through 2025; positive for both residential construction and repair and remodel end markets • CPP and remodeling data continues to indicate elevating R&R activity; LIRA expected to further increase and remain elevated through Q3 2022 • Strong existing home sales, home price appreciation, and deurbanization are fueling DIY activity (1) Source: HIRL Research; updated annually (2) Source: Historical data is from the U.S. Census Bureau; (3) Source: Joint Center for Housing Studies at Harvard University. The Value of Construction Put in Place Survey (VIP) provides monthly estimates of the total dollar value of construction work done in the U.S. The survey covers construction work done each month on new structures or improvements to existing structures for private and public sectors. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. The indicator, measured as an annual rate-of-change of its components, is designed to project the annual rate of change in spending for the current quarter and subsequent four quarters, and is intended to help identify future turning points in the business cycle of the home improvement and repair industry. 116 117 117 118 118 119 120 121 122 123 124 125 126 127 128 129 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21

5 (1) Source: Random Lengths, company analysis; Oct-21 data thru 10/29/21 (2) Source: Random Lengths; company analysis; Oct-21 data thru 10/29/21 Wood-Based Commodity Price Trends Wood-based commodity markets experienced historic deflation in 3Q21; price increases in October -5- Framing Lumber Composite Index As of October 2021(1) Structural Panel Composite Index As of October 2021(2) • Prices for lumber and panels reached all- time highs in Q2 2021 before declining at a historic rate; bottoming in August • Prices have recovered modestly in September and October - 200 400 600 800 1,000 1,200 1,400 1,600 Ja n -1 5 M ar -1 5 M ay -1 5 Ju l- 15 Se p -1 5 N ov -1 5 Ja n -1 6 M ar -1 6 M ay -1 6 Ju l- 16 Se p -1 6 N ov -1 6 Ja n -1 7 M ar -1 7 M ay -1 7 Ju l- 17 Se p -1 7 N ov -1 7 Ja n -1 8 M ar -1 8 M ay -1 8 Ju l- 18 Se p -1 8 N ov -1 8 Ja n -1 9 M ar -1 9 M ay -1 9 Ju l- 19 Se p -1 9 N ov -1 9 Ja n -2 0 M ar -2 0 M ay -2 0 Ju l- 20 Se p -2 0 N ov -2 0 Ja n -2 1 M ar -2 1 M ay -2 1 Ju l- 21 Se p -2 1 Index Price TTM Avg. Index Price - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Ja n -1 5 M ar -1 5 M ay -1 5 Ju l- 15 Se p -1 5 N ov -1 5 Ja n -1 6 M ar -1 6 M ay -1 6 Ju l- 16 Se p -1 6 N ov -1 6 Ja n -1 7 M ar -1 7 M ay -1 7 Ju l- 17 Se p -1 7 N ov -1 7 Ja n -1 8 M ar -1 8 M ay -1 8 Ju l- 18 Se p -1 8 N ov -1 8 Ja n -1 9 M ar -1 9 M ay -1 9 Ju l- 19 Se p -1 9 N ov -1 9 Ja n -2 0 M ar -2 0 M ay -2 0 Ju l- 20 Se p -2 0 N ov -2 0 Ja n -2 1 M ar -2 1 M ay -2 1 Ju l- 21 Se p -2 1 Index Price TTM Avg. Index Price Oct-21 framing lumber prices were 9% higher than the 5-year average and 33% below the TTM rolling average Oct-21 structural panel prices were 19% above the 5-year average and 35% below the TTM rolling average

6 Key Areas of Management Focus In early stages of transformation -6- • National account growth, utilizing extensive product assortment and excellent supply chain capabilities • Product category emphasis; drive specialty products growth with strategic supplier partners and marquee brands • Local market strategic share gains • Excellent customer service and satisfaction • Focus on specialized, higher-value products and services • Disciplined pricing strategy and effective price management • Emphasis on reducing wood-based commodity price deflation risk, including centralized purchasing and consignment • Realize economies of scale associated with large national network • Local sales execution strategies along with disciplined product purchasing • Focus on ensuring efficient cost of delivery • Optimize operations through organic capital investments • Working capital management initiatives • Maintain prudent, flexible financial position • Ample liquidity to support organic growth investments, business initiatives and optimize net leverage • Increasing investment in fleet, facilities and technology • Building capabilities and pipeline for accretive and complementary acquisitions Organic Sales Growth 1 Margin Expansion 2 Organizational Efficiencies 3 Disciplined Capital Allocation 4

7 3Q21 & TTM Key Performance Indicators Double-digit net sales growth; Significant increase in TTM profitability -7- Total Net Sales Dollars in millions Total Gross Profit Dollars in millions Total Adjusted EBITDA Dollars in millions Total Net Income Dollars in millions, except for per share Note: All comparisons versus the prior-year period unless otherwise noted $871 $971 $2,845 $4,170 3Q20 3Q21 3Q20 TTM 3Q21 TTM $159 $153 $436 $709 3Q20 3Q21 3Q20 TTM 3Q21 TTM $81 $79 $143 $391 3Q20 3Q21 3Q20 TTM 3Q21 TTM $55 Million $5.72/Share $47 Million $4.74/Share $51 Million $5.28/Share $242 Million $24.35/Share 3Q20 3Q21 3Q20 TTM 3Q21 TTM +11% +47% (4)% +62% (2)% +174%

8 -8- 3Q21 & TTM Key Performance Indicators Sharp decline in commodity prices impacted Q3 margins; significant TTM margin expansion Gross Margin Gross Profit / Net Sales Adjusted EBITDA Margin Adjusted EBITDA / Net Sales Operating Margin Operating Income / Net Sales SG&A Percentage of Net Sales SG&A / Net Sales Note: All comparisons versus the prior-year period unless otherwise noted 18.3% 15.8% 15.3% 17.0% 3Q20 3Q21 3Q20 TTM 3Q21 TTM 9.2% 7.8% 10.5% 7.9% 3Q20 3Q21 3Q20 TTM 3Q21 TTM 9.4% 7.3% 4.0% 8.6% 3Q20 3Q21 3Q20 TTM 3Q21 TTM 9.3% 8.1% 5.0% 9.4% 3Q20 3Q21 3Q20 TTM 3Q21 TTM (250) bps +170 bps (140) bps (260) bps (210) bps +460 bps (120) bps +440 bps

Specialty Products and Structural Products Performance

Specialty margin expansion year over year and mix shift towards specialty products

($ millions)

Specialty Products Sales and Gross Margin

Specialty products include engineered wood, industrial products, cedar, moulding, siding, metal products and insulation

Q3 2020
Sales: $496 million
Gross Margin: 17.4%

Q3 2021
Sales: $641 million
Gross Margin: 23.0%



GM Rate
$453
$399
$421
$449
$496
$499
$563
$675
$641
16.2%
16.1%
16.4%
17.3%
17.4%
17.4%
19.3%
24.4%
23.0%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

- **Specialty products net sales of $641 million, 66% of total 3Q21 net sales**
- **Specialty products gross profit $148 million, 96% of 3Q21 total**
- **Year over year improvement in specialty net sales and gross margin driven by our strategic pricing initiatives**

Note: All comparisons versus the prior-year period unless otherwise noted

Structural Products Sales and Gross Margin

Structural products include lumber, plywood, oriented strand board, rebar, and remesh

Q3 2020
Sales: $375 million
Gross Margin: 19.6%

Q3 2021
Sales: $330 million
Gross Margin: 1.7%



GM Rate
$226
$215
$241
$250
$375
$367
$462
$633
$330
9.0%
8.7%
10.1%
9.3%
19.6%
10.2%
15.5%
13.6%
1.7%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

- **Structural products net sales of $330 million, 34% of total 3Q21 net sales**
- **Structural products gross profit $6 million, 4% of 3Q21 total**
- **Gross margin of 1.7% reflects historic rapid deflation of wood-based commodities; September gross margin recovered to 7%**

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BlueLinx America's Building Products Distributor

10 Effective Operating Working Capital Management Improvement in return on working capital year over year and sequentially -10- Days Sales of Inventory (DSI) Number of Days Note: All comparisons versus the prior-year period unless otherwise noted Disciplined Operating Working Capital Management Dollars in millions(1) Cash Cycle Days Number of Days(2) 56 61 58 53 40 43 39 35 48 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 62 66 65 62 48 54 50 45 60 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 • Significant return on working capital, 68% for 3Q21 TTM • $65 million sequential decrease in total operating working capital due to lower receivables • Price inflation and higher net sales continued to elevate inventory and receivables year over year; receivables currency rate of 91% • DSI increase due to higher specialty product mix in inventory • Cash cycle days increased by 12 days over prior year mainly attributable to higher DSI (1) Operating working capital includes accounts receivable, inventory, accounts payable and cash (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding $440 $418 $477 $431 $446 $471 $576 $636 $571 0% 10% 20% 30% 40% 50% 60% 70% 80% $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Total Operating Working Capital Return on Working Capital

Significant Reduction In Bank Debt

Reduced bank debt by $98 million year over year, supported by strong free cash flow generation

- **$100 million FCF TTM 3Q21, despite inflation pressure, supported deleveraging**
- **Excess availability and cash on hand increased $150 million to $352 million**
- **Total net leverage of 1.3x, down from 4.1x in 3Q20 and 1.5x in 2Q21**
- **Six consecutive quarters of reduction in net leverage**
- **Total net interest expense, decreased by $2.5 million for 3Q21**
- **Increasing investment in capex to enhance efficiency of fleet and facilities**

Excess Availability and Net Leverage Ratio (includes finance leases)

Dollars in millions(1); Net Debt / TTM Adjusted EBITDA



Excess Availability
Net Leverage Ratio
10.4x
$98
$202
4.1x
$352
1.3x
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

TTM Free Cash Flow Generation

Dollars in millions(2)



$98
$51
$86
$60
$100
3Q20
4Q20
1Q21
2Q21
3Q21

Bank Debt Reduction

Dollars in millions



ABL Debt Outstanding
Term Loan Debt Outstanding
$321
$58
$263
$331
$43
$288
$359
$359
$320
$320
$223
$223
3Q20
4Q20
1Q21
2Q21
3Q21

Estimated Annual Cash Commitments, excluding Taxes

Dollars in millions(3)

Finance Lease Interest	$25
Senior Secured Notes Interest	$18
Capital Expenditures	$15
Pension	$1
Revolver Interest / Fees	$1
Annual Cash Commitments before Taxes	~$60

(1) Includes excess availability and cash on hand under our revolving credit facility due August 2026
(2) Free cash flow in a non-GAAP metric defined as total operating cash flow less total capital expenditures
(3) Provided solely to illustrate potential future annual uses of cash; excludes principal payments under Term Loan, ABL and Finance Leases

Note: All comparisons versus the prior-year period unless otherwise noted

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BlueLinx
America's Building Products Distributor

12 New Debt Structure Continue to mature capital structure to support future growth and value creation -12-  Issued $300M senior notes at 6%  Bi-annual interest payments  Mature in 2029  Callable in 2024  Use of proceeds:  Pay down revolving credit facility to zero balance*  Opportunistically fund organic and inorganic growth investments  Debt Structure as of 10/29:  $277M finance leases  $300M senior notes @ 6%  $350M undrawn revolver  Excess availability and cash on hand as of 10/29: $433M *Concurrent with the $300M senior notes offering, the capacity under the company’s revolving credit facility was reduced to $350M, down from $600M $350 $300 2022 2023 2024 2025 2026 2027 2028 2029 Debt Maturity Schedule ABL @ ~2% $300m Senior Notes @ 6% Undrawn Note: debt maturity schedule does not include finance lease obligations $273 $277 $277 $263 $223 $58 $300 Q3 2020 Q3 2021 October 2021 Debt Structure $300m Senior Notes @ 6% Term Loan Revolver (ABL) Finance Leases $594 $500 $577 Gross Debt $594 $500 $577 Less Cash on Hand ($10) $0 ($87) Net Debt $584 $500 $490

Divider slide 29 September, 2020Executive Summary

14 Executive Summary Strong Q3 Highlighted by Growth in Specialty Products and Strong Cash Generation -14-  Sales grew 11% year-over-year to $971M  Specialty product sales grew 29% year-over-year with gross margins at 23%, up 560 points  Adjusted EBITDA of $79M, or 8.1% of sales  Strong free cash flow of $102M  Net leverage reduced for sixth consecutive quarter to 1.3x ($ millions)

Executive Summary

Increasing Focus on ESG

BlueLinx
America's Building Products Distributor

Key Pillars of ESG Focus

Culture of Safety

- We continue to build and execute a culture of safety throughout the organization

Total Recordable Incident Rate (TRIR)



3.48
2.73
1.63
2019
2020
2021

Days Away, Restricted or Transferred (DART)



2.82
1.45
0.9
2019
2020
2021

Diversity & Inclusion

29% *female composition of our Board of Directors*	***14%*** *minority composition of our Board of Directors*
20% *female composition of our leadership team*	***40%*** *minority composition of our leadership team*

Focus on Environment and Our Communities

- We are involved in the Forest Stewardship Council (FSC); FSC certification ensures products come from responsibly managed forests that provide environmental, social and economic benefits
- BlueLinx supports our core value of teamwork through volunteer efforts on the part of our associates, including food and toy drives, charity walks, and other non-profit initiatives led and driven by our associates
- BlueLinx supports and encourages our associates to serve on non-profit boards
- Over the years we have worked with various organizations throughout our geographic footprint to underscore our commitment to the communities where our associates live and work. Examples include Children's Healthcare of Atlanta and The Atlanta Community ToolBank

FSC FORESTS FOR ALL FOREVER

Children's

ToolBANK

Accountable Governance Practices

- **Separate roles for Chairman and CEO**
- **5 out of 7 Board members are independent**
    - **Audit, nomination and governance and compensation committees are comprised exclusively of independent members**
- **Annual evaluation of board performance**
- **Stock ownership requirements**
- **Pay-for-performance philosophy**

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BlueLinx
America's Building Products Distributor

16 Executive Summary Poised for Long-Term Value Creation -16-  Leading U.S. Two-Step Building Products Distribution Platform  Entrenched Value-Added Partner in Complex Supply Chain  Diversified Product Suite with Balanced End Market and Regional Exposure  Well-Positioned to Capitalize on Favorable, Long-Term Market Conditions  Improving Profitability and Free Cash Flow Generation  Disciplined Capital Allocation and Prudent Net Leverage Target

Divider slide 29 September, 2020Appendix

18 Non-GAAP Measures -18- BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Adjusted EBITDA. BlueLinx defines Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share-based compensation, one-time charges associated with the legal and professional fees and integration costs related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP and is not intended to present a superior measure of our financial condition from those measures determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non- GAAP Measurements” table later in this release. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this release. Net Debt and Overall Net Leverage Ratio. BlueLinx calculates net debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. Our net debt and overall net leverage ratio are not presentations made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. In addition, our net debt and overall net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this release.

19 3Q20 to 3Q21 SG&A Expense Bridge Dollars in Millions -19- Supplementary Information YTD 2020 to YTD 2021 SG&A Expense Bridge Dollars in Millions

20 Non-GAAP Reconciliation -20- Net income (loss) $ 47,198 $ 55,116 Adjustments: Depreciation and amortization 6,884 7,087 Interest expense, net 8,313 10,776 Term loan debt issuance costs(1) - - Provision for income taxes 16,232 15,802 Share-based compensation expense 1,608 1,057 Amortization of deferred gain on real estate (984) (984) Gain from sales of property(1) - (8,684) Real estate financing costs(1) - - Merger and acquisition costs (1)(2) 214 139 Restructuring and other (1) (391) 472 Adjusted EBITDA $ 79,074 $ 80,781 Quarter Ended September 2021 September 2020 (1) Reflects non-recurring items of approximately $0.2 million of non-beneficial items to the current quarterly period and $8.1 million of beneficial items to the prior quarterly period. (2) Reflects costs related to our restructuring efforts, such as severance, net of other one-time non-operating items. For the purposes of this presentation, items may be collapsed into this or other categories where they were presented seperately in other presentations such as our press release. Items which may be collapsed include, but are not limited to, pension settlement and withdrawal costs and inventory step-up adjustments, among others.

Non-GAAP Reconciliation

	Trailing Twelve Months for the Quarter Ended (In thousands)										
	September 2021	June 2021	March 2021	December 2020	September 2020	June 2020	March 2020	December 2019	September 2019	June 2019	March 2019
Net income (loss)	$ 242,374	$ 250,292	$ 143,529	$ 80,882	$ 50,829	$ (11,330)	$ (11,724)	$ (17,656)	$ (23,633)	$ (26,486)	$ (41,345)
Adjustments:											
Depreciation and amortization	28,546	28,748	28,731	28,901	29,609	30,099	30,539	30,232	30,057	30,548	30,489
Interest expense, net	38,621	41,085	43,477	47,414	50,382	53,015	55,197	54,218	53,881	53,745	52,222
Term loan debt issuance costs[1]	5,791	5,791	5,791	-	-	-	-	-	-	-	-
Provision for income taxes	72,872	72,441	40,971	14,199	10,193	(5,365)	(6,453)	(3,952)	(4,200)	(11,732)	(13,140)
Share-based compensation expense	8,087	7,536	6,398	5,992	3,012	3,109	2,890	2,592	3,097	3,649	6,777
Amortization of deferred gain on real estate	(4,009)	(4,009)	(4,009)	(4,008)	(3,940)	(4,027)	(3,994)	(3,960)	(4,273)	(4,502)	(4,851)
Gain from sales of property[1]	(2,607)	(11,291)	(11,291)	(10,529)	(12,493)	(3,847)	(13,607)	(13,082)	(9,798)	(9,760)	-
Real estate financing costs[1]	-	-	-	1,793	1,793	1,793	1,793	-	-	-	-
Merger and acquisition costs[1][2]	320	245	854	1,924	4,788	7,131	10,715	14,224	17,674	19,017	26,466
Restructuring and other[1][3]	652	1,515	2,637	3,826	8,602	10,386	9,342	8,814	4,489	10,455	20,376
Adjusted EBITDA	**$ 390,647**	**$ 392,353**	**$ 257,088**	**$ 170,394**	**$ 142,775**	**$ 80,964**	**$ 74,698**	**$ 71,430**	**$ 67,294**	**$ 64,934**	**$ 76,994**

[1] Reflects non-recurring items of approximately $1 million and $3 million of non-beneficial items to the quarterly periods of the current and prior year, respectively. For the year-to-date periods, reflects non-recurring items of approximately $5 million and $6 million of non-beneficial items, respectively. For more details on the portions of these TTM results reported which are non-recurring in the current quarter, please consult our press release.

[2] Reflects primarily legal, professional and other integration costs.

[3] Reflects costs related to our restructuring efforts, such as severance, net of other one-time non-operating items. For the purposes of this presentation, items may be collapsed into this or other categories where they were presented seperately in other presentations such as our press release. Items which may be collapsed include, but are not limited to, pension settlement and withdrawal costs and inventory step-up adjustments, among others.

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BlueLinx America's Building Products Distributor

22 Non-GAAP Reconciliation -22- Net cash provided (used) by Operations(1) Property and equipment investments (2,524) Free Cash Flow $ 101,734 $ 45,388 $ (25,687) $ (21,123) $ 61,304 $ 71,581 $ (60,432) $ 25,849 $ 13,889 $ 4,711 Free Cash Flow for the Quarter Ended September 2021 $ 104,258 $ 27,319 (1) Net cash provided (used) by Operations includes items contained within the current presentation of our statement of cash flows for all periods presented and may differ from past presentations. Please consult our Form 10-Q for more information on presentation of items within our consolidated statements of cash flows. (191) (507) (1,245) (1,470) (1,537)(1,746) June 2021 $ 47,166 (1,778) March 2021 $ (24,565) (1,122) (In thousands) $ 15,426 $ 5,272 (561) December 2020 $ (19,377) September 2020 June 2020 March 2020 December 2019 September 2019 June 2019 $ 61,495 $ 72,088 $ (59,187)

Non-GAAP Reconciliation

	Net Debt and Net Leverage Ratio for the Trailing Twelve Months for the Quarter Ended										
	September 2021	June 2021	March 2021	December 2020	September 2020	June 2020	March 2020	December 2019	September 2019	June 2019	March 2019
						(In thousands)					
Current maturities of long-term debt, gross of debt issuance costs	$ -	$ -	$ -	$ 1,245	$ 1,609	$ 2,250	$ 2,250	$ 2,250	$ 1,864	$ 1,491	$ 1,800
Finance lease liabilities - short term	5,606	6,379	7,459	5,675	5,469	5,958	5,924	6,385	8,373	8,166	7,464
Long-term debt, gross of debt issuance costs	223,149	320,410	358,514	330,206	319,179	388,795	456,798	470,920	500,178	514,850	569,926
Finance lease liabiities - long-term[(1)]	271,314	272,817	273,815	267,443	267,753	266,622	269,192	191,525	199,983	188,938	142,400
Total Long-Term Debt	$ 500,069	$ 599,606	$ 639,788	$ 604,569	$ 594,010	$ 663,625	$ 734,164	$ 671,080	$ 710,398	$ 713,445	$ 721,590
Less: Available Cash	186	179	179	82	10,154	11,530	12,558	11,643	12,847	12,662	12,682
Net Debt	**$ 499,883**	**$ 599,427**	**$ 639,609**	**$ 604,487**	**$ 583,856**	**$ 652,095**	**$ 721,606**	**$ 659,437**	**$ 697,551**	**$ 700,783**	**$ 708,908**
Trailing Twelve Month Adjusted EBITDA	390,647	392,353	257,088	170,394	142,775	80,964	74,698	71,430	67,294	64,934	76,994
Net Leverage Ratio	**1.3x**	**1.5x**	**2.5x**	**3.5x**	**4.1x**	**8.1x**	**9.7x**	**9.2x**	**10.4x**	**10.8x**	**9.2x**

[(1)] Finance lease liabilities - long-term include the combination of finance lease liabilities, long-term, and real estate finance obligations in those periods when real estate finance obligations were presented.

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